                                                                    EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION

Effective January 31, 2002, American Software, Inc. sold its wholly-owned outsourcing subsidiary, AmQUEST, Inc., to Infocrossing, Inc. in an all cash transaction valued at approximately $ 20 million, subject to a final working capital adjustment. The pro forma condensed financial statements of American Software, Inc. reflecting the disposition and exiting of AmQUEST operations are shown below. The pro forma condensed consolidated balance sheet of American Software Inc. is presented as if the transaction had occurred on October 31, 2001. The pro forma condensed consolidated statements of operations of American Software, Inc. for the year ended April 30, 2001 and the six-month period ended October 31, 2001 have been presented as if the transaction had occurred on May 1, 2000 and May 1, 2001, respectively. The pro forma financial information has been prepared in accordance with SEC regulations, but is not necessarily indicative of what the results of operations or financial condition of the company would have been had the transaction occurred on the dates indicated.

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                             AMERICAN SOFTWARE, INC.
                 Pro Forma Condensed Consolidated Balance Sheet
                 (in thousands except share and per share data)
                                   (Unaudited)

                                                                  Historical                                      Adjusted
                                                                 October 31,             Pro forma               October 31,
                                                                    2001                adjustments                  2001
                                                           --------------------    ----------------------    -------------------
                          ASSETS
Current assets:
  Cash and cash equivalents                                      21,058         (1)        20,000                  41,058
  Investments - current                                          11,376                                            11,376
  Accounts receivable                                            13,209         (2)        (1,698)                 11,511
  Other current assets                                            3,458         (2)          (459)                  2,999
                                                           --------------------    ----------------------    -------------------
   Total current assets                                          49,101                    17,843                  66,944

Investments - non current                                           927                         -                     927
Property and equipment, net                                      13,748         (2)        (2,799)                 10,949
Intangible assets, net                                           13,631                         -                  13,631
Other assets                                                      1,833         (2)          (544)                  1,289
                                                           --------------------    ----------------------    -------------------
                                                                 79,240                    14,500                  93,740
                                                           ====================    ======================    ===================

           LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Current portion of obligations under capital leases             1,137        (2)         (1,137)                      -
  Accounts payable                                                2,636        (2)           (631)                  2,005
  Accrued expenses and other current liabilities                  7,866        (2)         (1,007)                  6,859
                                                                               (3)            800                     800
  Deferred Revenue                                               11,605                         -                  11,605
                                                           --------------------    ----------------------    -------------------
   Total current liabilities                                     23,244                    (1,975)                 21,269

Obligations under capital leases, net of current portion            597        (2)           (597)                      -
Deferred income taxes                                             1,280                                             1,280
Minority interest in subsidiaries                                 3,962                                             3,962
Shareholders' equity                                             50,157        (4)         17,072                  67,229
                                                           --------------------    ----------------------    -------------------
                                                                 79,240                    14,500                  93,740
                                                           ====================    ======================    ===================

Notes:
    1) Cash proceeds from the sale.
    2) To remove historic carrying value of AmQUEST, Inc.
    3) Accruals related to the transaction for investment banking, legal, audit services and other items.
    4) Estimated pre-tax gain resulting from the disposition of AmQUEST, Inc. No tax effects have been presented since the company will reduce a valuation allowance on deferred income taxes that will offset the current income tax expense that would be payable on the gain.


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                             American Software, Inc.
            Pro Forma Condensed Consolidated Statements of Operations
                        (in thousands except share data)
                                   (Unaudited)

                                                                                  Historical
                                        Historical                                6 Months
                                        Year Ended     Pro forma     Pro forma      Ended        Pro forma      Pro forma
                                        04/30/2001    Adjustments    04/30/2001  10/31/2001     Adjustments     10/31/2001
                                      ------------------------------------------------------------------------------------
Revenues:
 License fees                         $   12,778      $       -      $  12,778   $    5,987     $        -      $   5,987
 Services                                 52,064        (15,958)(1      36,106       24,342         (8,285)(1      16,057
 Maintenance                              23,865              0         23,865       11,303              0         11,303
                                      -----------------------------------------------------------------------------------
 Total revenues                           88,707        (15,958)        72,749       41,632         (8,285)        33,347
                                      -----------------------------------------------------------------------------------
Cost of revenues:
 License fees                              5,681              0          5,681        2,310              0          2,310
 Services                                 44,289        (17,967)(1      26,322       17,760         (8,397)(1       9,363
 Maintenance                               5,225              0          5,225        1,704              0          1,704
                                      -----------------------------------------------------------------------------------
 Total cost of revenues                   55,195        (17,967)        37,228       21,774         (8,397)        13,377
                                      ------------------------------------------------------------------------------------

 Gross Margin                             33,512          2,009         35,521       19,858            112         19,970
   Operating Expenses:
Research and development costs            11,624           (284)(1      11,340        3,847              0          3,847
Marketing and sales expense               22,588         (2,496)(1      20,092        8,206         (1,118)(1       7,088
General and administrative expenses       15,182           (918)(1      14,264        6,559           (268)(1       6,291
Charge for asset impairment               10,458              0         10,458            0              0              0
                                      -----------------------------------------------------------------------------------
 Total operating expenses                 59,852         (3,698)        56,154       18,612         (1,386)        17,226
                                      -----------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------------
  Operating earnings (loss)              (26,340)         5,707        (20,633)        1,246         1,498          2,744
Other income:
                                      -----------------------------------------------------------------------------------
  Total other income, net                 (1,342)          (232) (1     (1,574)        (995)          (104)(1      (1,099)
                                      -----------------------------------------------------------------------------------
  Earnings (loss) before income taxes    (24,998)         5,939        (19,059)       2,241          1,602          3,843
Income tax expense (benefit)              (2,418)             0         (2,418)           0              0              0
                                      -----------------------------------------------------------------------------------
Net earnings (loss)                   $  (22,580)     $   5,939      $ (16,641)  $    2,241     $    1,602      $   3,843
                                      ===================================================================================
  Net earnings (loss) per common and
    common equivalent share
                           Basic      $    (0.99)                    $   (0.73)  $     0.10                     $    0.17

                           Diluted    $    (0.99)                    $   (0.73)  $     0.10                     $    0.17
Weighted average number of common     ===================================================================================
and common equivalent shares
outstanding                Basic          22,730                        22,730       22,782                        22,782

                           Diluted        22,730                        22,730       22,788                        22,788
                                      ===================================================================================

Notes:
1) To remove historic revenues and expenses of AmQUEST, Inc.